Exhibit 99.1
August 7, 2017
BroadSoft Reports Second Quarter 2017 Financial Results
GAITHERSBURG, MD, August 7, 2017 - BroadSoft, Inc. (NASDAQ:BSFT), a global market leader in cloud business software for unified communication as a service (UCaaS), and provider of team collaboration and contact center as a service (CCaaS), today announced financial results for the quarter ended June 30, 2017.
Financial Highlights for the Second Quarter of 2017

•	Total revenue increased 9% year-over-year to $88.8 million

•	GAAP gross profit equaled 71% of total revenue; non-GAAP gross profit equaled 76% of total revenue

•	GAAP loss from operations totaled $(1.5) million; non-GAAP income from operations totaled $13.1 million or 15% of revenue

•	GAAP basic and diluted net loss per share equaled $(0.10) per common share; non-GAAP diluted earnings per share equaled $0.40 per common share
Results for the three months ended June 30, 2017
Total revenue rose to $88.8 million in the second quarter of 2017, an increase of 9% compared to $81.7 million in the second quarter of 2016.
Net loss for the second quarter of 2017 was $(3.0) million, or $(0.10) per basic and diluted common share, compared to net loss of $(2.9) million, or $(0.10) per basic and diluted common share in the second quarter of 2016.
On a non-GAAP basis, net income in the second quarter of 2017 was $12.5 million, or $0.40 per diluted common share, compared to non-GAAP net income of $15.0 million, or $0.49 per diluted common share, in the second quarter of 2016. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Results for the six months ended June 30, 2017
Total revenue rose to $168.4 million for the first six months of 2017, an increase of 9% compared to $154.9 million for the first six months of 2016.
Net loss for the first six months of 2017 was $(13.5) million, or $(0.44) per basic and diluted common share, compared to a net loss of $(4.4) million, or $(0.15) per basic and diluted common share for the first six months of 2016.
On a non-GAAP basis, net income for the first six months of 2017 was $18.7 million, or $0.59 per diluted common share, compared to non-GAAP net income of $26.0 million, or $0.87 per diluted common share, for the first six months of 2016. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Management Commentary
“We are pleased with our second quarter and first half 2017 results. We believe we enter the second half of 2017 with continued positive business momentum as we build on our achievements from the first half," said Michael Tessler, president and chief executive officer, BroadSoft.  “We had several important BroadCloud launches in the first half of the year. We introduced BroadCloud services in Australia with our launch partner, Optus, the second largest telecommunications provider in the country. We are excited by the growth in our BroadCloud footprint and our business opportunities overall."
Guidance
For the third quarter of 2017, BroadSoft anticipates revenue of $84 to $90 million. BroadSoft also expects to achieve earnings on a non-GAAP basis of $0.23 to $0.40 per diluted common share.  For the full year 2017, BroadSoft expects revenue in the range of $380 million to $390 million and non-GAAP earnings per diluted common share in the range of $2.20 to $2.50.
A reconciliation of non-GAAP earnings per share guidance, as well as projected non-GAAP cost of sales and operating expenses to be discussed on this morning's teleconference, to the closest corresponding GAAP measures, is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes and stock-based compensation expense. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Conference Call
BroadSoft will discuss its second quarter 2017 results and its business outlook today via teleconference at 8:30 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events-and-presentations. To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events-and-presentations and will remain available until immediately prior to our next earnings call.
Non-GAAP financial measures:
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding BroadSoft’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP cost of revenue, license software cost of revenue, subscription and maintenance cost of revenue and professional services and other cost of revenue. We define non-GAAP cost of revenue as a cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our cost of revenue over multiple periods.
Non-GAAP gross profit, license software gross profit, subscription and maintenance support gross profit and professional services and other gross profit. We define non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our sales margins over multiple periods.
Non-GAAP income from operations. We define non-GAAP operating income as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP operating income to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare our core business operating results over multiple periods.
Non-GAAP operating expenses, sales and marketing expense, research and development expense and general and administrative expense. We define non-GAAP operating expenses as operating expense plus stock-based compensation expense allocated to sales and marketing, research and development and general and administrative expenses. Similarly, we define non-GAAP sales and marketing, research and development and general and administrative expenses as the relevant GAAP measure plus stock-based compensation expense allocated to the particular expense item.
Non-GAAP net income and net income per share. We define non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on our convertible senior notes, foreign currency transaction gains and losses, loss on repurchase of our convertible senior notes and non-cash tax expense included in the GAAP tax provision. We define non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding.
The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income,” “net income per share,” “gross margin,” “income from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding BroadSoft’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: BroadSoft's ability to expand its BroadCloud offering geographically and increase the associated recurring service revenue; BroadSoft’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; BroadSoft’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; claims that BroadSoft infringes the intellectual property rights of others; BroadSoft’s ability to integrate and achieve the expected benefits from its recent acquisitions; and BroadSoft’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” sections of BroadSoft’s Form 10-K for the year ended December 31, 2016 filed with the SEC on February 23, 2017, and in BroadSoft’s other filings with the SEC. All information in this release is as of August 7, 2017. Except as required by law, BroadSoft undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in BroadSoft’s expectations.
About BroadSoft
BroadSoft is the technology innovator in cloud PBX, unified communications, collaboration, and contact center solutions for businesses and service providers across 80 countries. We are the market share leader for cloud unified communications with an open, mobile and secure platform trusted by 25 of the world's top 30 service providers by revenue. Our BroadSoft Business application suite empowers users and teams to share ideas and work simply to achieve breakthrough performance.
Financial Statements
The financial statements set forth below are not the complete set of BroadSoft’s financial statements for the quarter and the year and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, including all financial statements contained therein and the footnotes thereto, once the report is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.

Contact Information
For further information contact:

Investor Relations:
Chris Martin
+1-561-404-2130
cmartin@broadsoft.com

Media Contact:
Niaobh Levestam
+240-720-9643
nlevestam@broadsoft.com

BSFT-F

BroadSoft, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2017	December 31, 2016
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$120,828	$82,993
Short-term investments	246,715	136,428
Accounts receivable, net of allowance for doubtful accounts of $118 and $108 at June 30, 2017 and December 31, 2016, respectively	103,443	121,817
Other current assets	27,444	17,431
Total current assets	498,430	358,669
Long-term assets:
Property and equipment, net	25,752	22,626
Long-term investments	11,326	144,159
Intangible assets, net	24,701	27,839
Goodwill	84,711	82,758
Deferred tax assets	28,982	7,042
Other long-term assets	8,143	8,107
Total long-term assets	183,615	292,531
Total assets	$682,045	$651,200
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$34,803	$33,854
Deferred revenue, current portion	91,611	97,037
Total current liabilities	126,414	130,891
Convertible senior notes	207,697	201,015
Deferred revenue	7,633	12,152
Other long-term liabilities	7,476	5,908
Total liabilities	349,220	349,966
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at June 30, 2017 and December 31, 2016; no shares issued and outstanding at June 30, 2017 and December 31, 2016	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at June 30, 2017 and December 31, 2016; 30,898,405 and 30,353,127 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively.	309	304
Additional paid-in capital	404,691	383,268
Accumulated other comprehensive loss	(17,380)	(21,845)
Accumulated deficit	(54,795)	(60,493)
Total stockholders’ equity	332,825	301,234
Total liabilities and stockholders’ equity	$682,045	$651,200

BroadSoft, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)
Revenue:
License software	$36,533	$33,597	$64,096	$64,506
Subscription and maintenance support	43,085	36,800	83,586	69,839
Professional services and other	9,141	11,324	20,746	20,512
Total revenue	88,759	81,721	168,428	154,857
Cost of revenue:
License software	1,481	2,169	3,192	3,898
Subscription and maintenance support	13,685	11,456	27,083	22,166
Professional services and other	10,438	8,921	20,351	17,280
Total cost of revenue	25,604	22,546	50,626	43,344
Gross profit	63,155	59,175	117,802	111,513
Operating expenses:
Sales and marketing	29,615	25,951	57,777	49,274
Research and development	20,980	20,068	41,731	38,189
General and administrative	14,082	12,603	27,415	23,916
Total operating expenses	64,677	58,622	126,923	111,379
Income (loss) from operations	(1,522)	553	(9,121)	134
Other expense:
Interest expense	4,138	3,926	8,211	7,779
Interest income	(816)	(664)	(1,602)	(1,267)
Other, net	(31)	185	(223)	(326)
Total other expense, net	3,291	3,447	6,386	6,186
Loss before income taxes	(4,813)	(2,894)	(15,507)	(6,052)
Provision for (benefit from) income taxes	(1,830)	1	(1,988)	(1,648)
Net loss	$(2,983)	$(2,895)	$(13,519)	$(4,404)
Net loss per common share:
Basic and diluted	$(0.10)	$(0.10)	$(0.44)	$(0.15)
Weighted average common shares outstanding:
Basic and diluted	30,752	29,449	30,620	29,295
Stock-based compensation expense included above:
Cost of revenue	$2,240	$2,171	$4,414	$3,893
Sales and marketing	4,838	4,792	9,364	8,348
Research and development	3,318	4,020	6,638	7,165
General and administrative	2,538	2,629	4,911	4,880

BroadSoft, Inc.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY
(Unaudited)

	Six Months Ended June 30,
	2017	2016
	(in thousands)
Cash provided by (used in):
Operating activities	$26,870	$34,191
Investing activities	13,243	(72,802)
Financing activities	(4,686)	1,728

BroadSoft, Inc.
BILLINGS (REVENUE PLUS NET CHANGE IN DEFERRED REVENUE)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands)
Beginning of period deferred revenue balance	$102,344	$102,725	$109,189	$111,054
End of period deferred revenue balance	99,244	107,305	99,244	107,305
Increase (decrease) in deferred revenue	(3,100)	4,580	(9,945)	(3,749)
Revenue	88,759	81,721	168,428	154,857
Revenue plus net change in deferred revenue	$85,659	$86,301	158,483	151,108

BroadSoft, Inc.
LICENSE SOFTWARE BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands)
Beginning of period deferred license software revenue balance	$15,742	$27,853	$17,662	$33,200
End of period deferred license software revenue balance	9,856	26,798	9,856	26,798
Increase (decrease) in deferred license software revenue	(5,886)	(1,055)	(7,806)	(6,402)
License software revenue	36,533	33,597	64,096	64,506
License software revenue plus net change in deferred license software revenue	$30,647	$32,542	$56,290	$58,104

BroadSoft, Inc.
SUBSCRIPTION AND MAINTENANCE SUPPORT BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands)
Beginning of period deferred subscription and maintenance support revenue balance	$67,302	$57,464	$72,559	$61,399
End of period deferred subscription and maintenance support revenue balance	63,060	60,381	63,060	60,381
Decrease in deferred subscription and maintenance support revenue	(4,242)	2,917	(9,499)	(1,018)
Subscription and maintenance support revenue	43,085	36,800	83,586	69,839
Subscription and maintenance support revenue plus net change in deferred subscription and maintenance support revenue	$38,843	$39,717	$74,087	$68,821

BroadSoft, Inc.
PROFESSIONAL SERVICES AND OTHER BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands)
Beginning of period deferred professional services and other revenue balance	$19,300	$17,408	$18,968	$16,455
End of period deferred professional services and other revenue balance	26,328	20,126	26,328	20,126
Increase in deferred professional services and other revenue	7,028	2,718	7,360	3,671
Professional services and other revenue	9,141	11,324	20,746	20,512
Professional services and other revenue plus net change in deferred professional services and other revenue	$16,169	$14,042	$28,106	$24,183

BroadSoft, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands)
Non-GAAP cost of revenue:
GAAP license cost of revenue	$1,481	$2,169	$3,192	$3,898
(percent of related revenue)	4%	6%	5%	6%
Less:
Stock-based compensation expense	100	168	207	326
Amortization of acquired intangible assets	265	335	770	669
Non-GAAP license cost of revenue	$1,116	$1,666	$2,215	$2,903
(percent of related revenue)	3%	5%	3%	5%

GAAP subscription and maintenance support cost of revenue	$13,685	$11,456	$27,083	$22,166
(percent of related revenue)	32%	31%	32%	32%
Less:
Stock-based compensation expense	988	833	1,953	1,486
Amortization of acquired intangible assets	1,287	1,183	2,309	2,235
Non-GAAP subscription and maintenance support cost of revenue	$11,410	$9,440	$22,821	$18,445
(percent of related revenue)	26%	26%	27%	26%

GAAP professional services and other cost of revenue	$10,438	$8,921	$20,351	$17,280
(percent of related revenue)	114%	79%	98%	84%
Less:
Stock-based compensation expense	1,152	1,170	2,254	2,081
Amortization of acquired intangible assets	175	175	350	350
Non-GAAP professional services and other cost of revenue	9,111	7,576	17,747	14,849
(percent of related revenue)	100%	67%	86%	72%

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands)
Non-GAAP gross profit:
GAAP gross profit	63,155	59,175	117,802	111,513
(percent of total revenue)	71%	72%	70%	72%
Plus:
Stock-based compensation expense	2,240	2,171	4,414	3,893
Amortization of acquired intangible assets	1,727	1,693	3,429	3,254
Non-GAAP gross profit	67,122	63,039	125,645	118,660
(percent of total revenue)	76%	77%	75%	77%

GAAP license gross profit	35,052	31,428	60,904	60,608
(percent of related revenue)	96%	94%	95%	94%
Plus:
Stock-based compensation expense	100	168	207	326
Amortization of acquired intangible assets	265	335	770	669
Non-GAAP license gross profit	35,417	31,931	61,881	61,603
(percent of related revenue)	97%	95%	97%	95%

GAAP subscription and maintenance support gross profit	29,400	25,344	56,503	47,673
(percent of related revenue)	68%	69%	68%	68%
Plus:
Stock-based compensation expense	988	833	1,953	1,486
Amortization of acquired intangible assets	1,287	1,183	2,309	2,235
Non-GAAP subscription and maintenance support gross profit	31,675	27,360	60,765	51,394
(percent of related revenue)	74%	74%	73%	74%

GAAP professional services and other gross profit (loss)	(1,297)	2,403	395	3,232
(percent of related revenue)	(14)%	21%	2%	16%
Plus:
Stock-based compensation expense	1,152	1,170	2,254	2,081
Amortization of acquired intangible assets	175	175	350	350
Non-GAAP professional services and other gross profit	$30	$3,748	$2,999	$5,663
(percent of related revenue)	—%	33%	14%	28%

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands)
Non-GAAP income from operations:
GAAP income (loss) from operations	$(1,522)	$553	$(9,121)	$134
(percent of total revenue)	(2)%	1%	(5)%	—%
Plus:
Stock-based compensation expense	12,934	13,612	25,327	24,286
Amortization of acquired intangible assets	1,727	1,693	3,429	3,254
Non-GAAP income from operations	$13,139	$15,858	$19,635	$27,674
(percent of total revenue)	15%	19%	12%	18%

GAAP operating expense	$64,677	$58,622	$126,923	$111,379
(percent of total revenue)	73%	72%	75%	72%
Less:
Stock-based compensation expense	10,694	11,441	20,913	20,393
Non-GAAP operating expense	$53,983	$47,181	$106,010	$90,986
(percent of total revenue)	61%	58%	63%	59%

GAAP sales and marketing expense	$29,615	$25,951	$57,777	$49,274
(percent of total revenue)	33%	32%	34%	32%
Less:
Stock-based compensation expense	4,838	4,792	9,364	8,348
Non-GAAP sales and marketing expense	$24,777	$21,159	$48,413	$40,926
(percent of total revenue)	28%	26%	29%	26%

GAAP research and development expense	$20,980	$20,068	$41,731	$38,189
(percent of total revenue)	24%	25%	25%	25%
Less:
Stock-based compensation expense	3,318	4,020	6,638	7,165
Non-GAAP research and development expense	$17,662	$16,048	$35,093	$31,024
(percent of total revenue)	20%	20%	21%	20%

GAAP general and administrative expense	$14,082	$12,603	$27,415	$23,916
(percent of total revenue)	16%	15%	16%	15%
Less:
Stock-based compensation expense	2,538	2,629	4,911	4,880
Non-GAAP general and administrative expense	$11,544	$9,974	$22,504	$19,036
(percent of total revenue)	13%	12%	13%	12%

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands, except per share data)
Non-GAAP net income and income per share:
GAAP net loss	$(2,983)	$(2,895)	$(13,519)	$(4,404)
(percent of total revenue)	(3)%	(4)%	(8)%	(3)%
Adjusted for:
Stock-based compensation expense	12,934	13,612	25,327	24,286
Amortization of acquired intangible assets	1,727	1,693	3,429	3,254
Non-cash interest expense on our convertible senior notes	3,371	3,144	6,682	6,231
Foreign currency transaction losses (gains)	(31)	185	(223)	(326)
Non-cash tax benefit	(2,489)	(786)	(2,973)	(3,018)
Non-GAAP net income	12,529	14,953	18,724	26,023
(percent of total revenue)	14%	18%	11%	17%

GAAP net loss per basic common share	$(0.10)	$(0.10)	$(0.44)	$(0.15)
Adjusted for:
Stock-based compensation expense	0.42	0.46	0.83	0.83
Amortization of acquired intangible assets	0.06	0.06	0.11	0.11
Non-cash interest expense on our convertible senior notes	0.11	0.11	0.22	0.21
Foreign currency transaction losses (gains)	—	0.01	(0.01)	(0.01)
Non-cash tax benefit	(0.08)	(0.03)	(0.10)	(0.10)
Non-GAAP net income per basic common share	$0.41	$0.51	$0.61	$0.89

GAAP net loss per diluted common share	$(0.10)	$(0.10)	$(0.44)	$(0.15)
Adjusted for:
Stock-based compensation expense	0.41	0.44	0.80	0.81
Amortization of acquired intangible assets	0.05	0.06	0.11	0.11
Non-cash interest expense on our convertible senior notes	0.11	0.10	0.21	0.21
Foreign currency transaction losses (gains)	—	0.01	(0.01)	(0.01)
Non-cash tax benefit	(0.08)	(0.03)	(0.09)	(0.10)
Non-GAAP net income per diluted common share	$0.40	$0.49	$0.59	$0.87

* For the three and six months ended June 30, 2017 and 2016, the non-GAAP net income per diluted common share calculation included the dilutive effect of stock-based awards and for the three and six months ended June 30, 2017, the non-GAAP net income per diluted common share calculation included the effect of the premium feature of the convertible senior notes (which, in each case, were not reflected in the corresponding GAAP diluted share calculations, as their effect would have been anti-dilutive as a result of the net losses for these periods). Total diluted weighted average common shares outstanding used for calculating non-GAAP net income per diluted common share were 31,493 thousand and 30,629 thousand for the three months ended June 30, 2017 and 2016 and 31,747 thousand and 30,044 thousand for the six months ended June 30, 2017 and 2016, respectively.